                                  EXHIBIT 10.2

$500,000.00                                               Minneapolis, Minnesota
                                                                   June 20, 1996

                           SHORT-TERM REVOLVING NOTE

         FOR VALUE RECEIVED, each of the undersigned, hereby jointly and severally promises to pay to the order of BNC NATIONAL BANK (the "Bank") in the lawful money of the United States at its offices at 200 Metropolitan Centre, 333 South Seventh Street, Minneapolis, MN 55402, or at such other place as the Bank may from time-to-time designate:

         (i) the principal sum of Five Hundred Thousand and 00/100 ($500,000.00) Dollars, or such other principal amount as may be owing to Bank for the repayment of loans made pursuant to the Short-Term Revolving Credit Commitment as set forth in that certain Loan Agreement dated of even date herewith, between Bank and the undersigned as the same may be amended from time to time (the "Loan Agreement"), which sum shall be due and payable in full on June 21, 1997; and plus

         (ii) interest on the unpaid principal amount of this Note from time-to-time outstanding payable in arrears at a rate of interest equal to the Reference Rate (as defined in the Loan Agreement) plus two percent (2.0%) per annum (calculated on the basis of the number of days actually elapsed in a 360-day year) on the last day of each calendar month commencing with the first month following the date hereof. Following the occurrence of an Event of Default as defined in the Loan Agreement, the principal indebtedness shall bear interest at a floating rate of two percent (2%) per annum greater than the otherwise applicable rate.

         This Note is the "Short-Term Revolving Note" referred to in the Loan Agreement and is subject to all of the agreements, terms and conditions therein contained which are incorporated herein by reference. In no event shall interest hereunder be in excess of the maximum interest rate permitted by law.

         This Note has been delivered in the State of Minnesota and shall be construed and enforced in accordance with the substantive laws of such state.

         Each of the undersigned and all guarantors expressly waive any presentment, demand, protest, notice of protest, and notice of dishonor.

         This Note has been executed by each of the undersigned as co-makers and not as a surety, accommodation marker or guarantor, and each of the undersigned hereby expressly waive all claims and defenses, if any, as a surety, accommodation maker and/or guarantor.

                                         CONCORDE GAMING CORPORATION,
                                         a Colorado corporation

                                         By
                                            ----------------------------------
                                             Its
                                                 -----------------------------

                                         CONCORDE GAMING OF SOUTH DAKOTA,
                                         INC., a South Dakota corporation

                                         By
                                            ----------------------------------
                                             Its
                                                 -----------------------------


Witness:

- -------------------------------------